UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 15, 2011

LIFEWAY FOODS, INC.
(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events	3
Signature		4

Item 8.01	Other Events

Lifeway Foods, Inc. has determined that its 2011 and 2010 Proxy Statements, and its Annual Report on Form 10-K for the year ended  December 31, 2010, inadvertently did not disclose the continued service of Renzo Bernardi as a member of the Audit Committee of the Board of Directors.  Mr. Bernardi has served as a member of such committee since his initial appointment in 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: June 15, 2011	By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Financial Officer and Accounting Officer and Treasurer